Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Mobizone Holdings Limited
(A Development Stage Company)
Hong Kong, China

We have audited the accompanying balance sheets of Mobizone Holdings Limited (A Development Stage Company) (the “Company”) as of December 31, 2008 and 2007 and the related statements of operations and comprehensive loss, changes in owners’ equity (deficiency) and cash flows for the periods from inception (August 29, 2007) to December 31, 2008 and 2007 and for the year ended December 31, 2008.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown in Note 3 to the accompanying financial statements, the Company has sustained a loss since inception of $1,230,533 and the Company has not earned any revenues from operations since inception. In addition, the Company has a working capital deficiency of $1,169,195 as of December 31, 2008.  These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mobizone Holdings Limited (A Development Stage Company) as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the periods from inception (August 29, 2007) to December 31, 2008 and 2007 and for the year ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Paritz & Company, P.A.

Hackensack, New Jersey
April 28, 2009

MOBIZONE HOLDINGS LIMITED
(A Development Stage Company)

BALANCE SHEETS

	DECEMBER 31,
	2008	2007
ASSETS

CURRENT ASSETS:
Cash	$18,286	$42,650
TOTAL CURRENT ASSETS	18,286	42,650

PROPERTY AND EQUIPMENT	198,717	40,050

LOAN RECEIVABLE	249,284	-

TOTAL ASSETS	$466,287	$82,700

LIABILITIES AND OWNERS’ DEFICIENCY

CURRENT LIABILITIES:
Accounts payable	$66,237	$35,876
Accrued directors’ fees	771,420	-
Accrued expenses	13,013	4,026
Convertible loan payable	316,437	-
Due to related parties	20,374	42,957
TOTAL CURRENT LIABILITIES	1,187,481	82,859

OWNERS’ DEFICIENCY:
Capital	514,027	316,003
Deficit accumulated during development stage	(1,230,533)	(317,051)
Other comprehensive income (loss)	(4,688)	889
TOTAL OWNERS’ DEFICIENCY	(721,194)	(159)

TOTAL LIABILITIES AND OWNERS’ DEFICIENCY	$466,287	$82,700

See notes to financial statements

MOBIZONE HOLDINGS LIMITED
(A Development Stage Company)

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	YEAR ENDED DECEMBER 31, 2008	FROM INCEPTION (AUGUST 29, 2007) TO DECEMBER 31, 2007	FROM INCEPTION (AUGUST 29, 2007) TO DECEMBER 31, 2008

SALES	$-	$-	$-

COSTS AND EXPENSES:
Selling, general and administrative expenses	913,157	317,068	1,230,225

LOSS FROM OPERATIONS	(913,157)	(317,068)	(1,230,225)

OTHER INCOME (EXPENSE):
Interest income	240	17	257
Loss on foreign currency transaction	(565)	-	(565)
TOTAL OTHER INCOME (EXPENSE)	(325)	17	(308)

NET LOSS	(913,482)	(317,051)	(1,230,533)

OTHER COMPREHENSIVE INCOME (LOSS):
Foreign currency translation adjustment	(5,577)	889	(4,688)

COMPREHENSIVE LOSS	$(919,059)	$(316,162)	$(1,235,221)

See notes to financial statements

MOBIZONE HOLDINGS LIMITED
(A Development Stage Company)

STATEMENT OF CHANGES IN OWNERS’ EQUITY (DEFICIENCY)

	CAPITAL	DEFICIT ACCUMULATED DURING DEVELOPMENT STAGE	ACCUMULATED OTHER COMPREHENSIVE INCOME	TOTAL

BALANCE- AUGUST 29, 2007	$-	$-	$-	$-

Cash contributed	55,133	-	-	55,133

Capital issued for directors’ fees and officers’ salaries	260,870			260,870

Foreign currency translation adjustments	-	-	889	889

Net loss	-	(317,051)	-	(317,051)

BALANCE-DECEMBER 31, 2007	316,003	(317,051)	889	(159)

Cash contributed	166,011	-	-	166,011

Capital issued for directors’ fees	32,013			32,013

Foreign currency translation adjustments	-	-	(5,577)	(5,577)

Net loss	-	(913,482)	-	(913,482)

BALANCE-DECEMBER 31, 2008	$514,027	$(1,230,533)	$(4,688)	$(721,194)

See notes to financial statements

MOBIZONE HOLDINGS LIMITED
(A Development Stage Company)

STATEMENTS OF CASH FLOWS

	YEAR ENDED DECEMBER 31, 2008	FROM INCEPTION (AUGUST 29, 2007) TO DECEMBER 31, 2007	FROM INCEPTION (AUGUST 29, 2007) TO DECEMBER 31, 2008
OPERATING ACTIVITIES:
Net loss	$(913,482)	$(317,051)	$(1,230,533)
Adjustments to reconcile net loss to net
cash used in operating activities:
Capital issued for directors’ fees and officers’ salaries	32,013	260,870	292,883
Changes in operating assets and liabilities:
Accounts payable	30,137	35,876	66,237
Accrued expenses	780,383	4,026	784,433
NET CASH USED IN OPERATING ACTIVITIES	(70,949)	(16,279)	(86,980)

INVESTING ACTIVITIES:
Acquisition of property and equipment	(158,417)	(40,050)	(198,717)
NET CASH USED IN INVESTING ACTIVITIES	(158,417)	(40,050)	(198,717)

FINANCING ACTIVITIES:
Loan receivable	(249,284)	-	(249,284)
Convertible notes payable	316,437	-	316,437
Loans from (repayments to) owner and officers	(22,851)	42,957	20,374
Capital contribution	166,011	55,133	221,144
NET CASH PROVIDED BY FINANCING ACTIVITIES	210,313	98,090	308,671

EFFECT OF EXCHANGE RATE ON CASH	(5,311)	889	(4,688)

INCREASE (DECREASE) IN CASH	(24,364)	42,650	18,286

CASH – BEGINNING OF PERIOD	42,650	-	-

CASH – END OF PERIOD	$18,286	$42,650	$18,286

See notes to financial statements

MOBIZONE HOLDINGS LIMITED
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1	BUSINESS DESCRIPTION

Mobizone Holdings Limited (the “Company”) is a Chinese digital entertainment delivery platform company that intends to deliver last mile connectivity to internet cafes via its proprietary MobiZone WiMax Network.

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - Development Stage Company

The Company has been obtaining the requisite approvals from the Chinese government and since inception, has not earned any revenue from operations.  Accordingly, the Company’s activities have been accounted for as those of a “Development Stage Enterprise”, as set forth in Financial Accounting Standards Board Statement No. 7 (SFAS 7").     Among the disclosures required by SFAS 7 are that the Company’s financial statements be identified as those of a development stage company, and that the statements of operations and other comprehensive income (loss), owner’s equity and cash flows disclose activity since the date of the Company’s inception.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period.  Actual results could differ from those estimates.

Cash

The Company maintains cash and cash equivalents with financial institutions in the PRC which are not insured or otherwise protected.

Property and equipment

Property and equipment, consisting of equipment and computer software, are recorded at cost.  Depreciation and amortization will be provided in amounts sufficient to amortize the cost of the related assets over their useful lives (generally 5 to 7 years) once the assets are placed into service.

Maintenance, repairs and minor renewals are charged to expense when incurred.  Replacements and major renewals are capitalized.

Impairment of long-lived assets

The Company accounts for the impairment of long-lived assets in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable.  For assets that are to be held and used, an impairment is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value.  If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value.  Fair values are determined based on quoted market values, discounted cash flows or internal and external appraisals, as applicable.  Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

Computer software

Purchased computer software for internal use is capitalized and amortized over its estimated useful live starting when it is placed in service.

Deferred income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (ASFAS 109") which requires that deferred tax assets and liabilities be recognized for future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  In addition, SFAS 109 requires recognition of future tax benefits, such as carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

Currency translation

Since the Company operates solely in the PRC, the Company=s functional currency is the Hong Kong Dollar (“HKD”).    Assets and liabilities are translated into U.S. Dollars at the year end exchange rates and records the related translation adjustments as a component of other comprehensive income (loss).  Revenue and expenses are translated using average exchange rates prevailing during the period.  Foreign currency transaction gains and losses are included in current operations.

Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by shareholders and distributions to shareholders.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  Comprehensive income includes net income and the foreign currency translation gain, net of tax.

Statement of cash flows

In accordance with Statement of Financial Accounting Standards No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

New accounting pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”.  This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  The statement is effective in the first fiscal quarter of 2008 except for non-financial assets and liabilities recognized or disclosed at fair value on a recurring basis, for which the effective date is fiscal years beginning after November 15, 2008.  The Company believes that the adoption of SFAS No. 157 will not have a material effect on its results of operations, cash flows or financial position.

In December 2007, FASB issued SFAS No. 141R (“SFAS 141R”), “Business Combinations”, which impacts the accounting for business combinations.  This statement requires changes in the measurement of assets and liabilities required in favor of a fair value method consistent with the guidance provided in SFAS 157, (see above).  Additionally, the statement requires a change in accounting for certain acquisition related expenses and business adjustments which no longer are considered part of the purchase price.  Adoption of this standard is required for fiscal years beginning after December 15, 2008.  Early adoption of this standard is not permitted.  The statement requires prospective application for all acquisitions after the date of adoption.  The Company is currently evaluating the effect that the adoption of SFAS 141R will have on its results of operations and financial position.  However, the adoption of SFAS 141R is not expected to have a material impact on the Company’s financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”).  SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.  Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings.  SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value.  SFAS 159 is effective for fiscal years beginning after November 15, 2007.  In the opinion of management, the adoption of these pronouncements will not have a material effect on the Company’s financial position or results of operations.

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets”.  This guidance is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”, and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141R when the underlying arrangement includes renewal or extension of terms that would require substantial costs or result in a material modification to the asset upon renewal or extension.  Companies estimating the useful life of a recognized intangible asset must now consider their historical experience in renewing or extending similar arrangements or, in the absence of historical experience, must consider assumptions that market participants would use about renewal or extension as adjusted for SFAS No. 142-s entity-specific factors.  This standard is effective for fiscal years beginning after December 15, 2008, and is applicable to the Company’s fiscal year beginning January 1, 2009.  The Company does not anticipate that the adoption of this FSP will have an impact on its results of operations or financial position.

3	GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has sustained a loss since inception of $1,230,533 and has not earned any revenues from operations since inception. In addition, the Company has a working capital deficiency of $1,169,195 as of December 31, 2008.  These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

4	RELATED PARTY TRANSACTIONS

Directors’ fees

During the period from inception (August 29, 2007) to December 31, 2007 and the year ended December 31, 2008, the Company incurred director fees and officer compensation of $294,860 and $771,420, respectively which amount is included in selling, general and administrating expenses. These amounts were authorized pursuant to a Board of Directors resolution.

$260,870 and $32,013 of the above amounts were not paid in cash, but were contributed as additional capital in 2007 and 2008, respectively.  The remaining $771,420 is classified as accrued directors’ fees in the accompanying balance sheet as of December 31, 2008.

Computer software

The Company purchased computer software for $157,000.  Shortly thereafter, the seller of the software purchased a 36% interest in the Company for $166,011.

5	LOAN RECEIVABLE

The loan receivable is non-interest bearing and is due on October 31, 2018.

6	CONVERTIBLE NOTES PAYABLE

Notes payable consist of the following:

Note payable - bearing interest at 4% per annum and due October 26, 2009.	$250,000

Note payable - bearing interest at 4% per annum and due October 18, 2009.	50,000

Note payable - non-interest bearing and due on demand.	16,437
$316,437

These notes will be automatically converted to the Company’s preferred stock once the Company is listed at OTCBB and authorization of the Series A Preferred is received by the Company.  The conversion price will be $2.50 per share

7	INCOME TAXES

The Company has net operating loss carryforwards of approximately $1,230,000 in HongKong which may be used to reduce future taxable income, if any.  The carryforwards are available indefinitely until fully utilized to offset future taxable profits, if any.

The Company has a deferred tax asset of approximately $197,000 for which a 100% valuation allowance has been provided.

8	DUE TO RELATED PARTIES

The amounts are due to a director and an officer of the Company, are non-interest bearing and are due on demand.

9	RISK FACTORS

Vulnerability due to operations in PRC

The Company's operations may be adversely affected by significant political, economic and social uncertainties in the PRC.  Although the PRC government has been pursuing economic reform policies for more than 20 years, there is no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

The PRC has adopted currency and capital transfer regulations.  These regulations require that the Company complies with complex regulations for the movement of capital.  Because most of the Company’s future revenues will be in HKD, any inability to obtain the requisite approvals, or any future restrictions on currency exchanges, will limit the Company’s ability to fund its business activities outside China or to pay dividends to its shareholders.

The Company’s assets will be predominantly located inside China.  Under the laws governing foreign invested enterprises in China, dividend distribution and liquidation are allowed, but subject to special procedures under the relevant laws and rules.  Any dividend payment will be subject to the decision of the board of directors and subject to foreign exchange rules governing such repatriation.  Any liquidation is subject to both the relevant government agency’s approval and supervision, as well as the foreign exchange control.

In addition, the results of business and prospects are subject, to a significant extent, to the economic, political and legal developments in China.

While China’s economy has experienced a significant growth in the past twenty years, growth has been irregular, both geographically and among various sectors of the economy.  The Chinese government has implemented various measures to encourage economic growth and guide the allocation of resources.  Some of these measures benefit the overall economy of China, but may also have a negative effect on the Company.  The Company’s sales and financial condition may be adversely affected by the government control over capital investments or changes in tax regulations.

Foreign companies conducting operations in the PRC face significant political, economic and legal risks.  The Communist regime in the PRC includes a stifling bureaucracy which may hinder Western investment. Any new government regulations or utility policies pertaining to the Company’s software development products may result in significant additional expenses to the Company, Company’s distributors and end users and, as a result, could cause a significant reduction in demand for the Company’s products.